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                                                                EXHIBIT 2(A)(1)


                 Agreement and Plan of Merger among The Colonial BancGroup, Inc., Colonial Bank, and Farmers and Merchants Bank, Ariton, Alabama, dated as of May 19, 1995, included in the Prospectus portion of this Registration Statement at Appendix A and incorporated herein by reference.


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